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Exhibit 10.28

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
AND RATIFICATION OF LOAN DOCUMENTS

        THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT AND RATIFICATION OF LOAN DOCUMENTS dated as of August 31, 2007 (this "First Amendment") is entered into by and between CITIZENS BANK OF MASSACHUSETTS (together with its successors and assigns the "Bank"), a Massachusetts bank with a principal place of business at 28 State Street, Boston, Massachusetts 02109, and HITTITE MICROWAVE CORPORATION (the "Borrower"), a Delaware corporation with a principal place of business at 20 Alpha Road, Chelmsford, Massachusetts 01824.

        WHEREAS, the Bank and the Borrower entered into an Equipment and Commercial Revolving Line of Credit Agreement dated as of September 30, 2001 (as amended by various amendments, including the First Amendment to Equipment and Commercial Revolving Credit Agreement and Ratification of Loan Documents dated as of June 25, 2003 and the Second Amendment to Equipment and Commercial Revolving Credit Agreement and Ratification of Loan Documents dated as of July 7, 2004, collectively the "Original Credit Agreement") pursuant to which the Bank extended to the Borrower (i) a revolving line of credit facility in the original principal amount of Four Million Dollars ($4,000,000.00) (the "Revolving Credit") and (ii) an equipment line of credit in the original principal amount of Four Million Dollars ($4,000,000.00) (the "Equipment Credit"); and

        WHEREAS, the Bank and the Borrower entered into an Amended and Restated Credit Agreement dated as of July 31, 2006 (as the same may be amended, modified, extended or replaced from time to time, including by this First Amendment, the "Amended and Restated Credit Agreement"), pursuant to which, among other things, the parties agreed to (i) eliminate the Equipment Credit, (ii) increase the amount available under the Revolving Credit to Thirty Million Dollars ($30,000,000.00) evidenced by a revolving credit note in the original principal amount of $30,000,000.00 dated July 31, 2006 (the "Original Revolving Note"), and (iii) amend and restate the Original Credit Agreement; and

        WHEREAS, subject to the terms of this First Amendment, the Borrower and the Bank have agreed to extend the Maturity Date of the Revolving Credit from July 31, 2007 to August 30, 2008;

        NOW, THEREFORE, for good and valuable consideration, the receipt of which are hereby acknowledged, the parties hereby agree as follows:

        1.     The Amended and Restated Credit Agreement is hereby amended as follows:

  (a)
  The definition of "Maturity Date" at the bottom of page 2 is hereby amended by deleting the date "July 31, 2007" and substituting the date "August 30, 2008" in lieu thereof, thereby extending the Maturity Date of the Revolving Credit to August 30, 2008.

        2.     Simultaneously herewith and as a condition of the effectiveness of this First Amendment, the Borrower shall execute and deliver, in addition to this First Amendment, the following to the Bank:

  (a)
  An Allonge to and Amendment of Revolving Credit Note;

  (b)
  A Secretary Certificate attesting to the incumbency and authority of the persons executing this First Amendment and all other related documents; and

  (c)
  Such other documents and certificates as the Bank or its counsel may reasonably require, with all documents to be in form and substance satisfactory to the Bank and its counsel.

        3.     The Borrower hereby represents and warrants that, to the best of its knowledge: (a) the representations and warranties contained in Section 4 of the Amended and Restated Credit Agreement remain true and accurate in all material respects; (b) there has not occurred any material adverse change in the business, assets, financial condition or prospects of the business of the Borrower since the date of the last financial statements submitted to the Bank by the Borrower; and (c) the Borrower has no offsets, set-offs or other claims of any kind against the Bank as of the date hereof, and, to the extent the Borrower has any such offsets, set-offs, claims, the Borrower hereby waives the same.

        4.     The Borrower agrees to execute, acknowledge and deliver such further instruments as the Bank shall reasonably require in order to effectuate the intent of this First Amendment.

        5.     The Borrower will pay or reimburse the Bank, on demand, for all reasonable expenses (including, without limitation, reasonable counsel fees and expenses) incurred or paid by the Bank in connection with the making of the Loans, including this First Amendment, and the enforcement by the Bank of its rights as against the Borrower or any other person primarily or secondarily liable to the Bank hereunder or thereunder; the administration, supervision, protection or realization on any collateral held by the Bank as security for any obligation of the Borrower or any other person primarily or secondarily liable with respect thereto. In addition, the Borrower shall pay any and all stamp and other taxes and fees payable or determined to by payable in connection with the execution, delivery, filing and recording of any of the Loan Documents and the other documents to be delivered under any such Loan Documents, and agree to save the Bank harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes and fees.

        6.     This First Amendment may be executed in any number of counterparts, and when each party has signed and delivered at least one such counterpart, each counterpart shall be considered an original, and when taken together with other signed counterparts, shall constitute one agreement, which shall be binding upon and effective as to all parties. Time of all payments and provisions hereof is of strict essence. The provisions of this First Amendment are hereby declared to be severable, and the invalidity of any provision or application thereof shall not affect any other provision or any other application thereof. This First Amendment is binding upon and shall inure to the benefit of the parties hereto, their heirs, executors, administrators, successors and assigns. This First Amendment shall be deemed to have been executed and delivered within The Commonwealth of Massachusetts, and the rights and obligations of the parties hereto shall be construed and enforced in accordance with, and governed by, the laws of The Commonwealth of Massachusetts. Each party has cooperated in the drafting and preparation of this Agreement; hence, in any construction to be made of this First Amendment, the same shall not be construed against any party. Facsimile and scanned signatures shall be deemed originals for all purposes.

        7.     All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Amended and Restated Credit Agreement, as amended hereby. All references to the loan documents or "Loan Documents" shall hereinafter be deemed to include this First Amendment.

        8.     Except as set forth herein, the Borrower hereby acknowledges and agrees that this First Amendment and the Amended and Restated Credit Agreement, and all loan documents now or heretofore executed and delivered by the Borrower to the Bank, securing the Obligations, as defined in the Amended and Restated Credit Agreement, remain in full force and effect and hereby ratify and confirm that all Obligations of the Borrower to the Bank, whether now existing or hereafter arising, remain in full force and effect.

        IN WITNESS WHEREOF, the parties have executed, or caused this First Amendment to be executed, by their respective officers thereunto duly authorized, as of the day first written above and it and shall take effect as a sealed instrument.

HITITTE MICROWAVE CORPORATION
/s/ NORMAN G. HILDRETH, JR.	By:	/s/ WILLIAM W. BOECKE
Witness	Name:	WILLIAM W. BOECKE
	Title:	V.P. CHIEF FINANCIAL OFFICER
CITIZENS BANK OF MASSACHUSETTS
	By:	/s/ CHRISTOPHER J. WICKLES
Christopher J. Wickles, Vice President

ALLONGE TO AND AMENDMENT OF REVOLVING CREDIT NOTE

        Reference is hereby made to a certain Revolving Credit Note dated July 31, 2006 in the original principal amount of Thirty Million Dollars ($30,000,000.00) (the "Original Revolving Note") executed and delivered by HITTITE MICROWAVE CORPORATION (the "Borrower"), a Delaware corporation, payable to the order of CITIZENS BANK OF MASSACHUSETTS (the "Bank").

        WHEREAS, the Bank and the Borrower entered into an Amended and Restated Credit Agreement dated as of July 31, 2006 (together will all modifications and amendments the "Amended and Restated Credit Agreement") pursuant to which the Bank extended a Revolving Credit to the Borrower in the original principal amount of $30,000,000.00 and the Borrower executed and delivered the Original Revolving Note; and

        WHEREAS, the Borrower has requested that the Maturity Date of the Revolving Credit be extended from July 31, 2007 to August 30, 2008 and the Bank has agreed, subject to the execution and/or delivery of, among other things, the First Amendment to Amended and Restated Credit Agreement and Ratification of Loan Documents and this Allonge;

        NOW, THEREFORE, the parties agree as follows:

        1.     The Original Revolving Note is hereby amended by deleting the date "July 31, 2007" from the first paragraph thereof and substituting the date "August 30, 2008" in lieu thereof, thereby extending the Maturity Date to August 30, 2008.

        2.     In all other respects, the Original Revolving Note is ratified and confirmed as being in full force and effect and as being secured by the same collateral, which secured the Original Revolving Note.

[This Page Ends Here—Signature Page to Follow]

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Signed as a sealed instrument as of August 31, 2007.

HITTITE MICROWAVE CORPORATION
/s/ NORMAN G. HILDRETH, JR.	By:	/s/ WILLIAM W. BOECKE
Witness	Name:	WILLIAM W. BOECKE
	Title:	V.P. CHIEF FINANCIAL OFFICER
CITIZENS BANK OF MASSACHUSETTS
	By:	/s/ CHRISTOPHER J. WICKLES
Christopher J. Wickles, Vice President

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FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT AND RATIFICATION OF LOAN DOCUMENTS